Vanguard Energy Fund

Supplement to the Prospectus and Summary Prospectus
Dated May 28, 2015

Important Change to Vanguard Energy Fund

Effective immediately, Gregory J. LeBlanc is added as co-manager with Karl E. Bandtel for the portion of Vanguard Energy Fund managed by Wellington Management Company LLP (Wellington Management). In addition, effective June 2016, Mr. Bandtel will retire from Wellington Management and will no longer serve as a portfolio manager for the Fund.

Upon Mr. Bandtel’s retirement, Mr. LeBlanc will remain as the sole portfolio manager of the portion of the Fund managed by Wellington Management. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following text is added under the heading “Portfolio Managers” in the “Investment Advisors” section:

Gregory J. LeBlanc, CFA, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has co-managed a portion of the Fund since November 2015.

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Prospectus Text Changes

Under the heading Investment Advisors in the description of the managers primarily responsible for the day-to-day management of the Fund, the following text is added:

Gregory J. LeBlanc, CFA, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has worked in investment management since 1995, has managed investment portfolios since 2000, and has co-managed a portion of the Fund since November 2015. Education: B.A., Bates College.

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© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 51 112015

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2015

Statement of Additional Information Text Changes

Important Change to Vanguard Energy Fund

Effective immediately, Gregory J. LeBlanc is added as co-manager with Karl E. Bandtel for the portion of Vanguard Energy Fund managed by Wellington Management Company LLP (Wellington Management). In addition, effective June 2016, Mr. Bandtel will retire from Wellington Management and will no longer serve as a portfolio manager for the Fund.

Upon Mr. Bandtel’s retirement, Mr. LeBlanc will remain as the sole portfolio manager of the portion of the Fund managed by Wellington Management. The Fund’s investment objective, strategies, and policies remain unchanged.

In the Investment Advisory Services section, the following text is added under the heading “1. Other Accounts Managed” on page B-41:

Gregory J. LeBlanc co-manages a portion of Vanguard Energy Fund; as of October 31, 2015, the Fund held assets of $9.2 billion. As of October 31, 2015, Mr. LeBlanc managed 3 other registered investment companies with total assets of $139.6 million, 32 other pooled investment vehicles with total assets of $6.4 billion (advisory fees based on account performance for 7 of these accounts with total assets of $723.1 million), and 28 other accounts with total assets of $781 million (advisory fees based on account performance for 1 of these accounts with total assets of $91.9 million).

Within the same section, the following replaces the second paragraph under the heading “2. Material Conflicts of Interest” beginning on page B-41:

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the relevant Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the relevant Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Mr. Bandtel and Mr. LeBlanc also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts previously identified.

The following replaces the last paragraph under the heading “3. Description of Compensation” beginning on page B-42:

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Bandtel and Mr. LeBlanc are Partners.

The following text is added under the heading “4. Ownership of Securities” on page B-43:

As of October 31, 2015, Mr. LeBlanc owned shares of Vanguard Energy Fund in an amount exceeding $1 million.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 51D 112015